Exhibit 1.1

DRAFT

iSoftStone Holdings Limited

Ordinary shares, par value US$0.0001 per share,

in the form of American Depositary Shares

UNDERWRITING AGREEMENT

December     , 2010

UBS AG

52/F, Two International Finance Centre

8 Finance Street

Central, Hong Kong

J.P. MORGAN SECURITIES LLC

383 Madison Avenue

New York, NY 10179

MORGAN STANLEY & CO. INTERNATIONAL PLC

25 Cabot Square, Canary Wharf

London, E14 4QA, England

As Representatives of the several Underwriters

   named in Schedule II hereto

Ladies and Gentlemen:

iSoftStone Holdings Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), and certain shareholders of the Company named in Schedule I hereto (the “Selling Shareholders”) severally propose to sell to the several Underwriters, an aggregate of 10,833,334 American Depositary Shares (the “Firm ADSs”), representing 108,333,340 ordinary shares of the Company, par value US$0.0001 per share, of which 7,322,223 American Depositary Shares are to be issued and sold by the Company and 3,511,111 American Depositary Shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder’s name in Schedule I hereto.

The Company also proposes to issue and sell to the several Underwriters not more than an additional 1,625,000 American Depositary Shares in the aggregate (the “Additional ADSs”) if and to the extent that J.P. Morgan Securities LLC, Morgan Stanley & Co. International plc and UBS AG, as representatives of the Underwriters (the “Representatives”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase any such Additional ADSs granted to the Underwriters in Section 2 hereof. The Firm ADSs and the Additional ADSs are hereinafter collectively referred to as the “ADSs.” The ordinary shares, par value US$0.0001 per share, of the Company are hereinafter referred to as the “Ordinary Shares.” The Ordinary Shares represented by the ADSs are hereinafter referred to as the “Shares.” The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the “Sellers.”

The Shares will be delivered in the form of ADSs. The ADSs are to be issued pursuant to a Deposit Agreement dated as of December     , 2010 (the “Deposit Agreement”) among the Company, J.P. Morgan Chase Bank, N.A., as depositary (the “Depositary”), and the holders from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive 10 Ordinary Shares deposited pursuant to the Deposit Agreement.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Shares, and the Company and the Depositary have filed a registration statement relating to the ADSs. The registration statement relating to the Shares, as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of ADSs (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” The registration statement relating to the ADSs, as amended at the time it becomes effective, is hereinafter referred to as the “ADR Registration Statement.” If the Company has filed abbreviated registration statements to register additional Ordinary Shares and additional ADSs pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statements”), then any reference herein to the terms “Registration Statement” and “ADR Registration Statement” shall be deemed to include the corresponding Rule 462 Registration Statement. The Company has filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a registration statement on Form 8-A to register the Shares and the ADSs (the “Exchange Act Registration Statement”).

For purposes of this Agreement, “Free Writing Prospectus” has the meaning set forth in Rule 405 under the Securities Act; “Time of Sale Prospectus” means the preliminary prospectus and the free writing prospectuses, if any, each identified in Schedule III hereto; and “Broadly Available Road Show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “ADR Registration Statement,” “Exchange Act Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.

Morgan Stanley & Co. International plc and/or its affiliates (the “DSP Manager”) has agreed to reserve a portion of the ADSs to be purchased by them under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus under the heading “Underwriting” (the “Directed Share Program”). The ADSs to be sold by the Underwriters and their affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares”. Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

1. (I) Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) Each of the Registration Statement and the ADR Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. The Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act.

(b)(i) Each of the Registration Statement and the ADR Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement, the ADR Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; (iii) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) any Broadly Available Road Show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, the Prospectus or the Broadly Available Road Show based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. The Company is not disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the ADSs, free writing prospectuses pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus. The Company agrees and understands that the content of all “road shows” (as defined in Rule 433 under the Securities Act) relating to the offering of the ADSs contemplated by this Agreement is solely the property of the Company and the Company has caused there to be made available at least one version of a Broadly Available Road Show in a manner that, pursuant to Rule 433(d)(8)(ii) under the Securities Act, causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file, with the Commission, any electronic road show.

(d) Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares or ADSs by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Time of Sale Prospectus.

(e) The Company has been duly incorporated, is validly existing as an exempted company with limited liability in good standing under the laws of the Cayman Islands, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, earnings, results of operations, business or prospects of the Company and the Subsidiaries (as defined below), taken as a whole (“Material Adverse Effect”). The third amended and restated memorandum of association and fourth amended and restated articles of association of the Company comply with the requirements of applicable Cayman Islands law and are in full force and effect. Complete and correct copies of all constitutive or organizational documents of the Company and all amendments thereto have been made available to the Representatives or their counsel; except as set forth in the exhibits to the Registration Statement, no change will be made to any such constitutive or organizational documents on or after the date of this Agreement through and including the Closing Date.

(f) The Company has no subsidiaries (as defined under the Securities Act) except as set forth in Schedule IV hereto (each such subsidiary set forth in Schedule IV hereto, a “Subsidiary”). Other than the share capital of the Subsidiaries, the Company does not own, directly or indirectly, any shares or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity.

(g) Each Subsidiary has been duly incorporated, is validly existing as a company under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect. The constitutive or organizational documents of each Subsidiary comply with the requirements of applicable law in its jurisdiction of incorporation and are in full force and effect. Complete and correct copies of all constitutive or organizational documents of each Subsidiary and all amendments thereto have been made available to the Representatives or their counsel.

(h) All of the issued shares or equity interests, as the case may be, of the Subsidiaries have been duly authorized and are validly issued, have been issued in compliance with all applicable securities laws and are fully paid and non-assessable. The Company owns, directly or indirectly, the percentage of the issued shares or equity interests, as the case may be, of each Subsidiary shown in Schedule IV, and all such shares or interests, as the case may be, are held by the Company free and clear of all liens, encumbrances, equities or claims. None of the outstanding shares or equity interests in any Subsidiary was issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights of any securityholder of such Subsidiary. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares or ownership interests in the Subsidiaries are outstanding.

(i) The Registration Statement, the Time of Sale Prospectus, the Prospectus, the ADR Registration Statement and the Exchange Act Registration Statement, and the filing of the Registration Statement, the Time of Sale Prospectus, the Prospectus, the ADR Registration Statement and the Exchange Act Registration Statement with the Commission, have each been duly authorized by and on behalf of the Company, and each of the Registration Statement, the ADR Registration Statement and the Exchange Act Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

(j) This Agreement has been duly authorized, executed and delivered by the Company.

(k) The authorized share capital of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus. As of the date hereof, the Company has, and, as of the Closing Date, the Company shall have, authorized and outstanding shares as set forth in the sections of the Time of Sale Prospectus and the Prospectus entitled “Capitalization” and “Description of Share Capital” (subject, in each case, to the issuance of Ordinary Shares upon exercise of share options and the grant of options under the Company’s share incentive plans as described in the Time of Sale Prospectus and the Prospectus).

(l) All of the issued and outstanding shares in the share capital of the Company outstanding prior to the issuance of the Shares underlying the ADSs to be sold by the Company have been duly authorized and are validly issued, have been issued in compliance with all applicable securities laws, are fully paid and non-assessable, and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights. Immediately prior to the consummation of the offering on the Closing Date, all outstanding series A and series B preference shares, par value US$0.0001 per share, of the Company shall have been converted into Ordinary Shares in the manner described in the Time of Sale Prospectus and the Prospectus.

(m) The Shares underlying the ADSs to be sold by the Company have been duly authorized and, when issued and delivered against payment therefor at or above par value in accordance with the terms of this Agreement, will be validly issued, will have been issued in compliance with all applicable securities laws, will be fully paid and non-assessable, and will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s constitutive or organizational documents (other than compliance with the transfer procedures set out in the Company’s articles of association) or any agreement or other instrument to which the Company is a party, and the issuance of such Shares will not be subject to any preemptive rights, resale rights, rights of first refusal or similar rights.

(n) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(o) The ADRs, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized and validly issued, will have been issued in compliance with all applicable securities laws, and the persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement. Upon the sale and delivery to the Underwriters of the ADRs corresponding to the Shares and payment therefor pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such ADRs corresponding to the Shares, free and clear of all liens, encumbrances, equities or claims.

(p) The Deposit Agreement, the ADSs and the ADRs conform as to legal matters to the description thereof contained in the Time of Sale Prospectus and the Prospectus.

(q) Neither the Company nor any of the Subsidiaries is (i) in breach or violation of any provision of its respective constitutive or organizational documents, (ii) in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) any agreement or other instrument binding upon the Company or any of its Subsidiaries, (iii) in breach or violation of any provision of applicable law or regulation, or (iv) in breach or violation of any judgment, order or decree imposed on the Company or such Subsidiary by any governmental body, agency or court having jurisdiction over the Company or such Subsidiary, other than, with respect to (ii) and (iii, such defaults, breaches or violations that would not have a Material Adverse Effect.

(r) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement will not contravene any provision of applicable law or the constitutive or organizational documents of the Company or any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement and the Deposit Agreement, except such as may be required by the securities or Blue Sky laws of the various states of the United States in connection with the offer and sale of the ADSs.

(s) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Registration Statement, Time of Sale Prospectus and Prospectus, respectively.

(t) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject (i) other than (x) proceedings accurately described in all material respects in the Time of Sale Prospectus and the Prospectus, and (y) proceedings that would not have a Material Adverse Effect on the Company and its Subsidiaries, or a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement and the Deposit Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(u) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(v) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(w) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, United States federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(x) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, singly or in the aggregate, have a Material Adverse Effect.

(y) Except as described in the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(z) Except for the rights of holders of the Company’s preference shares and convertible notes which will terminate on closing of the Company’s initial public offering and except as described in the Time of Sale Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Ordinary Shares or shares of any other class or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase or otherwise acquire any Ordinary Shares or shares of any other class of the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the ADSs.

(aa) Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement.

(bb) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, (ii) the Company has not purchased any of its outstanding shares, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares and (iii) there has not been any material change in the shareholders’ equity, short-term debt or long-term debt of the Company and its Subsidiaries, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(cc) The Company and its Subsidiaries have good and marketable title to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus and the Prospectus, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described in the Time of Sale Prospectus and the Prospectus.

(dd) The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(ee) No material labor dispute with the employees of the Company or any of its Subsidiaries exists, except as described in the Time of Sale Prospectus and the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

(ff) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in the Time of Sale Prospectus and the Prospectus.

(gg) The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its Subsidiaries is in violation of, or in default under, or has received any notice of proceedings relating to the revocation or modification of, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(hh) Each of the Company and its Subsidiaries has full power, authority and legal right to enter into, execute, assume, deliver and perform its obligations under each of the contracts and agreements referred to or described in the Time of Sale Prospectus and the Prospectus or filed as an exhibit to the Registration Statement to which it is a party (the “Disclosed Contracts”), and has authorized, executed and delivered each of the Disclosed Contracts, and such obligations constitute valid, legal and binding obligations enforceable against it in accordance with the terms of each of the Disclosed Contracts except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the Disclosed Contracts, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement.

(ii) The execution and delivery by iSoftStone Information Technology (Group) Co., Ltd. (the “WFOE”), Beijing iSoftStone Technologies Limited (the “VIE”) and the shareholders of the VIE of the agreements between them did not and does not: (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which the Company, the WFOE, the VIE and the shareholders of the VIE, as the case may be, are a party or by which the Company, the WFOE, the VIE and the shareholders of the VIE are bound or to which any of the properties or assets of the Company, the WFOE, the VIE and the shareholders of the VIE are subject; (ii) result in any violation of the provisions of constitutive documents or business license of the Company, the WFOE or the VIE; or (iii) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, result in any violation of any PRC statute or any order, rule or regulation of any PRC governmental agency having jurisdiction over the Company, the WFOE, the VIE and the shareholders of the VIE or any of their properties, except, in the case of the clauses (i) and (iii), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(jj) The ADSs have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to official notice of issuance.

(kk) Deloitte Touche Tohmatsu CPA Ltd., whose report on the consolidated financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, are independent registered public accountants as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

(ll) The financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules thereto, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) not described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and all disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(mm) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Time of Sale Prospectus and the Prospectus accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments, (ii) judgments and uncertainties affecting the application of critical accounting policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(nn) The Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Time of Sale Prospectus and the Prospectus and have consulted with its independent accountants with regard to such disclosure.

(oo) The Time of Sale Prospectus and the Prospectus fairly and accurately describe (i) all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would materially affect its liquidity and are reasonably likely to occur and (ii) neither the Company nor any Subsidiary is engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any Subsidiary, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements.

(pp) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(qq) The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s chief executive officer and its chief financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the audit committee of the board of directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors.

(rr) The Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder.

(ss) The statements set forth in the Time of Sale Prospectus and the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Taxation,” “Enforceability of Civil Liabilities” and “Regulations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(tt) Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Time of Sale Prospectus and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(uu) All statistical or market-related data included in the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(vv) Neither the Company nor any of its Subsidiaries, nor any of its or their directors, officers, or employees nor, to the Company’s knowledge, any agent or representative of the Company or of any of its Subsidiaries nor, while acting on behalf of the Company or any of its Subsidiaries, any affiliate of the Company or any of its Subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its Subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(ww) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with, to the extent applicable to the Company and its Subsidiaries, all financial recordkeeping and reporting requirements in all material respects, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the anti-money laundering statutes of jurisdictions where the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xx) (i) The Company represents that neither the Company nor any of its Subsidiaries (collectively, the “Entity”) or, to the knowledge of the Entity, any director, officer, employee, agent, affiliate or representative of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) , the United Nations Security Council (“UNSC”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Entity represents and covenants that, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(yy) There are no material relationships or transactions between the Company or any of its Subsidiaries on the one hand and their respective 10% or greater shareholders, affiliates, directors or officers or any affiliates or members of the immediate families of such persons, on the other hand that are not disclosed in the Time of Sale Prospectus and the Prospectus.

(zz) The entering into and performance or enforcement of this Agreement in accordance with its terms will not subject the Underwriters to a requirement to be licensed or otherwise qualified to do business in the Cayman Islands or in the PRC, nor will the Underwriters be deemed to be resident, domiciled, carrying on business through an establishment or place in the Cayman Islands or in the PRC or in breach of any laws or regulations in the Cayman Islands or in the PRC by reason of the entering into, performance or enforcement of this Agreement.

(aaa) Except as described in the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, except as disclosed in Item 7 of the Registration Statement.

(bbb) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(ccc) Based on the Company’s current projected income, assets and activities, the Company does not expect to be classified as a Passive Foreign Investment Company within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for taxable year ending December 31, 2010.

(ddd) Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected, to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs.

(eee) To the Company’s knowledge, there are no affiliations or associations between (i) any member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Time of Sale Prospectus and the Prospectus.

(fff) All tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, except in any case in which the failure to file would not, individually or in the aggregate, have a Material Adverse Effect, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided. All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or any of its Subsidiaries as described in the Time of Sale Prospectus and the Prospectus do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

(ggg) Except as described in the Time of Sale Prospectus and the Prospectus, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s share capital, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(hhh) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to the Cayman Islands, PRC or any political subdivision or taxing authority thereof in connection with (i) the issuance, sale or delivery of the Shares to the Underwriters in the form of ADSs or (ii) the deposit with the Depositary of any Shares against the issuance of the corresponding ADSs and related ADRs, provided that the Company is not classified as a “resident enterprise” for PRC enterprise income tax purposes.

(iii) The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC. The Company has the power to submit, and pursuant to Section 12 of this Agreement has legally, validly, effectively and irrevocably submitted, to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 12 of this Agreement has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent (as defined in Section 12(b) hereof) for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement, the Shares or the ADSs in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 12 hereof.

(jjj) None of the Company, any Subsidiary or any of their respective properties, assets or revenues has any right of immunity, under the laws of the Cayman Islands, the PRC or New York State, from any legal action, suit or proceeding, the giving of any relief in any such legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any Cayman Islands, PRC, New York or United States federal court, service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company, any Subsidiary or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 12 of this Agreement.

(kkk) Each of the Company and its Subsidiaries has taken all necessary steps to comply with any applicable rules and regulations of the State Administration of Foreign Exchange of the PRC (the “SAFE Rules and Regulations”), and each of the Company and its Subsidiaries has taken all reasonable steps to cause the Company’s direct or indirect shareholders who are PRC residents to comply with the SAFE Rules and Regulations requiring each shareholder that is a PRC resident or that is directly or indirectly owned or controlled by a PRC resident to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(lll) (i)The Company is aware of, and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated on August 8, 2006 by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration of Taxation, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange of the PRC (the “M&A Rules”), in particular the relevant provisions thereof that purport to require offshore special purpose vehicles controlled directly or indirectly by PRC-incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC to obtain the approval of the CSRC prior to the listing and trading of their securities on any stock exchange located outside of the PRC. The Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice.

(ii) The issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus, the Deposit Agreement, the Power of Attorney (as defined below) and the Custody Agreement (as defined below) are not and will not be, as of the date hereof and on the Closing Date, affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules, including the guidance and notices issued by the CSRC on September 8 and September 21, 2006 (together with the M&A Rules, the “M&A Rules and Related Clarifications”).

(iii) The M&A Rules and Related Clarifications do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Shares or the ADSs, the listing and trading of the ADSs on the NYSE, or the consummation of the transactions contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus, the Deposit Agreement, the Power of Attorney or the Custody Agreement.

(iv) The statements set forth in the Time of Sale Prospectus and the Prospectus under the captions “Risk Factors – Risks Related to Doing Business in China – “The approval of the China Securities Regulatory Commission, or the CSRC, may be required in connection with this offering under a recently adopted PRC regulation; any requirement to obtain prior CSRC approval could delay this offering and failure to obtain such approval, if required, could have a material adverse effect on our business, results of operation and reputation, as well as the trading price of our ADSs, and could also create uncertainties for this offering,” when taken together with the statements under “Regulations – Regulation of Merger and Acquisitions of Domestic Enterprises by Foreign Investors,” are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries that would make them misleading in any material respect.

(mmm) The Company has obtained for the benefit of the Underwriters the “lock-up” agreements relating to sales and certain other dispositions of Ordinary Shares, ADSs or certain other securities between the Representatives and each of the Company’s directors and executive officers, the shareholders holding substantially all of the Company’s outstanding ordinary shares, all of the holders of the Company’s convertible notes and the Company’s significant optionholders, each substantially in the form of Exhibit A hereto (collectively, the “Lock-up Agreements”).

(nnn) The Registration Statement, the Prospectus and any preliminary prospectus comply, and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.

(ooo) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(ppp) The Company has not offered, or caused the DSP Manager to offer, ADSs or Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(II) Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, with respect to itself only, represents and warrants to and agrees with each of the Underwriters that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder. The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and the Company, as custodian (the “Custodian”), relating to the deposit of the Shares to be sold by such Selling Shareholder (the “Custody Agreement”), the Power of Attorney (as applicable) appointing certain individuals as such Selling Shareholder’s attorneys-in-fact to the extent set forth therein relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”), the statement of election and questionnaire relating to the number of Shares such Selling Shareholder wishes to sell in the offering in the form of ADSs (the “Statement of Election and Questionnaire”) and the stock transfer form relating to the transfer of such Shares to be sold by such Selling Shareholder (the “Stock Transfer Form”) will not contravene any provision of applicable law, or the constitutive or organizational documents of such Selling Shareholder (if such Selling Shareholder is a corporation, partnership or other entity), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement, the Custody Agreement, Power of Attorney, Statement of Election and Questionnaire or Stock Transfer Form of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the ADSs.

(b) Such Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares underlying the ADSs to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power.

(c) The Custody Agreement and the Power of Attorney (as applicable) have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder. Such Selling Shareholder has, and on the Closing Date will have, all authorization and approval required by law, to sell, transfer and deliver the Shares and the ADSs to be sold by such Selling Shareholder and to deposit with the Depositary the Shares to be sold by such Selling Shareholder.

(d) Upon deposit of the Shares to be sold by such Selling Shareholder and payment therefor pursuant to this Agreement, valid title to such Shares will be passed in accordance with the Deposit Agreement to the Depositary who has received deposit of such Shares without notice of an adverse claim, free and clear and any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code.

(e) (i) The information provided by such Selling Shareholder in writing expressly for use in the section entitled “Principal and Selling Shareholders” in the Registration Statement, when the Registration Statement became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the information provided by such Selling Shareholder in writing expressly for use in the section entitled “Principal and Selling Shareholders” in the Registration Statement and the Prospectus complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the information provided by such Selling Shareholder in writing expressly for use in the section entitled “Principal and Selling Shareholders” in the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) the information provided by such Selling Shareholder in writing expressly for use in the section entitled “Principal and Selling Shareholders” in the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Such Selling Shareholder is not prompted by any information concerning the Company or the Subsidiaries which is not set forth in the Time of Sale Prospectus to sell its Shares pursuant to this Agreement.

(g) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company and such Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the ADSs.

(h) Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment.

(i) Prior to the execution of this Agreement, such Selling Shareholder has not, directly or indirectly, offered or sold any Shares or ADSs by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Time of Sale Prospectus.

(j) There are no affiliations or associations between any member of FINRA and such Selling Shareholder, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus.

2. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller, at $         per ADS (the “Purchase Price”), the number of Firm ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Firm ADSs set forth in Schedule I hereto opposite the name of such Seller as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Seller, severally and not jointly, hereby grants an option to the Underwriters, severally and not jointly, to purchase from such Seller, at the Purchase Price, the number of Additional ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Additional ADSs set forth in Schedule I hereto opposite the name of such Seller as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional ADSs to be purchased by the Underwriters and the date on which such Additional ADSs are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm ADSs nor later than ten business days after the date of such notice. Additional ADSs may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm ADSs. On each day, if any, that Additional ADSs are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional ADSs to be purchased on such Option Closing Date as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

The Company hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs.

The restrictions contained in the preceding paragraph shall not apply to (a) the Shares underlying the ADSs to be sold hereunder or (b) the grant by the Company of options and other awards, and the issuance of Ordinary Shares upon the exercise thereof, pursuant to the Company’s share incentive plans described in the Prospectus. Notwithstanding the foregoing, if during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representatives and each Selling Shareholder of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

3. Terms of Public Offering. The Sellers are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the ADSs as soon after the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable.

4. Payment and Delivery. Payment for the Firm ADSs to be sold by each Seller shall be made to a bank account designated by such Seller in federal or other funds immediately available in New York City against delivery of such Firm ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on December     , 2010 or at such other time on the same or such other date, not later than December     , 2010, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional ADSs shall be made to the Sellers in federal or other funds immediately available in New York City against delivery of such Additional ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than January     , 2011 as shall be designated in writing by the Representatives.

The ADRs representing the Firm ADSs or Additional ADSs shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. Such ADRs representing the Firm ADSs or Additional ADSs shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the ADSs to the Underwriters duly paid, against payment of the Purchase Price therefor.

5. Conditions to the Underwriters’ Obligations. The obligations of the Sellers to sell the ADSs to the Underwriters and the several obligations of the Underwriters to purchase and pay for the ADSs on the Closing Date are subject to the condition that each of the Registration Statement, the ADR Registration Statement and the Exchange Act Registration Statement shall have become effective on the date hereof.

The several obligations of the Underwriters to purchase and pay for the ADSs on the Closing Date are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, results of operations, business or operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representatives’ judgment, is material and adverse and that makes it, in the Representatives’ judgment, impracticable or inadvisable to market the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus; and

(ii) no prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Representatives shall have objected in writing.

(b) Prior to and on the Closing Date, (i) no stop order with respect to the effectiveness of the Registration Statement or the ADR Registration Statement shall have been issued under the Securities Act, or proceedings initiated under Section 8(d) or 8(e) of the Securities Act, (ii) the Registration Statement, and all amendments thereto, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Time of Sale Prospectus, and all amendments thereto, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) the Prospectus, and all amendments thereto, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part which are required to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(d) The Underwriters shall have received on the Closing Date an opinion and disclosure letter of O’Melveny & Myers LLP, United States counsel for the Company, dated the Closing Date, in form and substance satisfactory to the Representatives.

(e) The Underwriters shall have received on the Closing Date an opinion of Conyers Dill & Pearman, Cayman Islands counsel for the Company, dated the Closing Date, in form and substance satisfactory to the Representatives.

(f) On or prior to November 30, 2010 (the “Launch Date”), the Underwriters shall have received an opinion of Han Kun Law Offices, PRC counsel for the Company, dated the Launch Date, in form and substance satisfactory to the Representatives.

(g) The Underwriters shall have received on the Closing Date an opinion of Han Kun Law Offices, PRC counsel for the Company, dated the Closing Date, in form and substance satisfactory to the Representatives.

(h) The Underwriters shall have received on the Closing Date an opinion of Miyake & Yamazaki, Japanese counsel for the Company, dated the Closing Date, in form and substance satisfactory to the Representatives.

(i) The Underwriters shall have received on the Closing Date an opinion and disclosure letter of Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Representatives.

(j) The Underwriters shall have received on the Closing Date an opinion of Commerce & Finance Law Offices, PRC counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Representatives.

(k) The Underwriters shall have received on the Closing Date an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel for the Depositary, dated the Closing Date, in form and substance satisfactory to the Representatives.

(l) The Underwriters shall have received on the Closing Date an opinion of O’Melveny & Myers LLP, United States counsel for the Selling Shareholders, dated the Closing Date, in form and substance satisfactory to the Representatives.

(m) The Underwriters shall have received on the Closing Date an opinion of local counsel for each Selling Shareholder dated the Closing Date, in form and substance satisfactory to the Representatives.

(n) The Underwriters shall have received on the Closing Date certificates, each dated the Closing Date and signed by Tianwen Liu or Xiaosong Zhang, the attorneys-in-fact under the Power of Attorney for the Selling Shareholders listed in Schedule I hereto, to the effect that, as of the Closing Date, they have not been informed that: (i) the representations and warranties made by any such Selling Shareholder herein are not true or correct as of the Closing Date; or (ii) any such Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on the part of such Selling Shareholder as of the Closing Date.

(o) The Underwriters shall have received, on each of (i) the date hereof, (ii) the date on which the first sale of ADSs is confirmed if such date is not the same as the date hereof, and (iii) the Closing Date, a letter dated the date hereof, the date on which the first sale of the ADSs is confirmed or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte Touche Tohmatsu CPA Ltd., independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the preliminary prospectus identified in Schedule III hereto, the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(p) The Lock-up Agreements shall be in full force and effect on the Closing Date.

(q) The Company and the Depositary shall have executed and delivered the Deposit Agreement, including a side letter (the “Depositary Letter”) substantially in the form of Exhibit B, and the Deposit Agreement and the Depositary Letter shall be in full force and effect. The Company and the Depositary shall have taken all action necessary to permit the deposit of the Shares and the issuance of the ADSs corresponding to such Shares in accordance with the Deposit Agreement.

(r) The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate satisfactory to the Representatives of one of its authorized officers with respect to the deposit with it of the Shares represented by the ADSs against issuance of the ADRs evidencing the ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing the ADSs pursuant to the Deposit Agreement and such other matters related hereto as the Representatives may reasonably request.

(s) Each Selling Shareholder shall have delivered to the Underwriters a Power of Attorney (as applicable), a Custody Agreement, a Statement of Election and Questionnaire and a Stock Transfer Form, in each case duly executed and in form and substance satisfactory to the Underwriters.

(t) The Company shall have furnished to the Representatives such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Time of Sale Prospectus and the Prospectus as of the Closing Date, as the Representatives may reasonably request.

(u) The ADSs shall have been approved for listing on the NYSE, subject only to notice of issuance and evidence of satisfactory distribution on or prior to the Closing Date.

(v) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

The several obligations of the Underwriters to purchase Additional ADSs hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of such documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Shares underlying the Additional ADSs to be sold on such Option Closing Date and other matters related to the issuance of such Shares underlying the Additional ADSs.

6. Covenants of the Company and the Selling Shareholders.

(I) The Company covenants with each Underwriter as follows:

(a) To furnish to the Representatives, without charge, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto as the Representatives may reasonably request.

(b) Before amending or supplementing the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.

(d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) To advise the Representatives promptly (and confirm such advice in writing) of any request by the Commission for amendments or supplements to the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement, any Prospectus or free writing prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or the ADR Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

(f) If the Time of Sale Prospectus is being used to solicit offers to buy the ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(g) If, during such period after the first date of the public offering of the ADSs as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which ADSs may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(h) To endeavor to qualify the Shares and the corresponding ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request.

(i) To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(j) To furnish to the Representatives as early as practicable prior to the Closing Date, but not later than two business days prior thereto, a copy of the unaudited monthly consolidated financial statements for October 2010 of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 5(o) hereof.

(k) To apply the net proceeds to the Company from the sale of the ADSs in the manner set forth under the caption “Use of Proceeds” in the Time of Sale Prospectus and to file such reports with the Commission with respect to the sale of the ADSs and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act; not to use, and to cause the Subsidiaries not to use, the proceeds from the sale of the ADSs, directly or indirectly, to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any executive order issued by the President of the United States or administered by the OFAC

(l) Prior to the Closing Date, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the ADSs, without the Representatives’ prior consent.

(m) Not to, at any time at or after the execution of this Agreement, directly or indirectly, offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the ADSs, in each case other than the Prospectus.

(n) Not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs.

(o) To cause the ADSs to be listed on the NYSE and to maintain such listing.

(p) To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Ordinary Shares.

(q) To comply with the Sarbanes-Oxley Act and to cause its directors and officers to comply with the Sarbanes-Oxley Act.

(r) To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(s) To maintain at all times transfer restrictions with respect to the Company’s ADSs and Ordinary Shares that are subject to transfer restrictions pursuant to this Agreement and the Lock-Up Agreement and to ensure compliance with such restrictions on transfer of restricted ADSs and Ordinary Shares.

(t) Not to waive, terminate, amend or fail to enforce the Depositary Letter during the Lock-Up Period (including any automatic extension thereof as contemplated in the last paragraph of Section 2) without the consent of the Representatives, and in the event that an option holder exercises options to acquire Ordinary Shares, to notify such option holder of the restrictions on the deposit of Ordinary Shares during the Lock-Up Period.

(u) Not to waive, terminate, amend or fail to enforce section 3 of the letter agreement dated November 30, 2010 between the Company and Bayfront Investments (Mauritius) Pte. Ltd. during the Lock-Up Period (including any automatic extension thereof as contemplated in the last paragraph of Section 2) without the consent of the Representatives.

(v) To provide the Representatives and the Depositary with prior notice of any announcement that gives rise to an automatic extension of the Lock-Up Period (as contemplated in the last paragraph of Section 2).

(w) To comply with the terms of the Deposit Agreement.

(II) Each Selling Shareholder, in addition to its other agreements and obligations hereunder, severally and not jointly, covenants with each Underwriter as follows:

(a) Such Selling Shareholder agrees that (i) it will not prepare, or have prepared on its behalf, or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Securities Act), and (ii) it will not distribute any written materials in connection with the offer or sale of the ADSs.

(b) Such Selling Shareholder will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(c) During the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, such Selling Shareholder will advise the Underwriters in writing promptly of any change in the information relating to such Selling Shareholder in the “Principal and Selling Shareholders” section in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(d) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(e) Such Selling Shareholder agrees to deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8BEN or Form W-9, as applicable (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(f) Such Selling Shareholder will not use any of the proceeds received by it from the sale of the ADSs to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any executive order issued by the President of the United States or administered by the OFAC.

(g) Such Selling Shareholder shall, on or prior to the Closing Date, deposit, or cause to be deposited on its behalf, Ordinary Shares to be represented by the ADSs to be sold by such Selling Shareholder pursuant hereto, with the Depositary or its nominee in accordance with the provisions of the Deposit Agreement, and otherwise cause such ADSs to be issued by the Depositary and delivered to the Underwriters on the Closing Date.

7. Expenses. [Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, (A) the Selling Shareholders agree to pay or cause to be paid all expenses incident to the performance of their obligations incurred by them under this Agreement, including the fees, disbursements and expenses of counsel(s) for the Selling Shareholders; and (B) the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares and the ADSs under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the ADSs under state or foreign securities laws and all expenses in connection with the qualification of the Shares and the ADSs for offer and sale under state or foreign securities laws as provided in Section 6(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the ADSs by FINRA, (v) all costs and expenses incident to listing the ADSs on the NYSE and any registration thereof under the Exchange Act, (vi) the costs and expenses of qualifying the ADSs for inclusion in the book-entry settlement system of the Depository Trust Company, (vii) the cost of printing ADRs corresponding to the ADSs, (viii) the costs and charges of any transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement, any Powers of Attorney, any Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (xi) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program and (xii) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder for which provision is not otherwise made in this Section 7. The Company hereby agrees with the Underwriters that it will pay any such amounts not so paid by any Selling Shareholder. It is understood that except as provided in this Section, Section 8 entitled “Indemnity and Contribution”, Section 9 entitled “Directed Share Program Indemnification” and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the ADSs by them and any advertising expenses connected with any offers they may make; provided, however, if this Agreement is terminated other than as the result of a breach by the Underwriters of material terms of this Agreement, the Company shall reimburse the Underwriters for all of their reasonable costs and expenses incurred as of such termination in connection with the transactions contemplated hereunder.]

The provisions of this Section 7 shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADR Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, or the Prospectus or any amendment or supplement thereto; it being understood and agreed that the only written information furnished to the Company by each such Selling Shareholder expressly for use in the Registration Statement, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, the Prospectus, or any amendments or supplements thereto is the information relating to such Selling Shareholder set forth in the section “Principal and Selling Shareholders” (except for the percentages set forth therein); provided that in no event shall the liability of any Selling Shareholder to provide indemnity or contribution to this Section 8 exceed an amount equal to the net proceeds received by such Selling Shareholder from the sale of ADSs under this Agreement.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and its affiliates, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b) or 8(c), such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing jointly by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney (as applicable) and such other Selling Shareholders who have not entered into a Power of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e) To the extent the indemnification provided for in Section 8(a), 8(b) or 8(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the ADSs or (ii) if the allocation provided by clause 8(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the ADSs shall be deemed to be in the same respective proportions as the proceeds before expenses from the offering of the ADSs (net of underwriting discount and commissions but before deducting expenses) received by each Seller and the underwriting discounts and commissions received by the Underwriters bear to the aggregate price to public of the ADSs, in each case as set forth in the table on the cover of the Prospectus. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of ADSs they have purchased hereunder, and not joint.

(f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the ADSs.

9. Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless the DSP Manager, each person, if any, who controls the DSP Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the DSP Manager within the meaning of Rule 405 of the Securities Act (“DSP Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of DSP Entities.

(b) In case any proceeding (including any governmental investigation) shall be instituted involving any Representative Entity in respect of which indemnity may be sought pursuant to Section 9(a), the Representative Entity seeking indemnity, shall promptly notify the Company in writing and the Company, upon request of the Representative Entity, shall retain counsel reasonably satisfactory to the DSP Manager to represent the Representative Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Representative Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Representative Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Representative Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the DSP Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all DSP Entities. Any such separate firm for the DSP Entities shall be designated in writing by the DSP Manager. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the DSP Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Representative Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Representative Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of the DSP Manager, effect any settlement of any pending or threatened proceeding in respect of which any Representative Entity is or could have been a party and indemnity could have been sought hereunder by such Representative Entity, unless such settlement includes an unconditional release of the DSP Entities from all liability on claims that are the subject matter of such proceeding.

(c) To the extent the indemnification provided for in Section 9(a) is unavailable to a Representative Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Representative Entity thereunder, shall contribute to the amount paid or payable by the Representative Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the DSP Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 9(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(c)(i) above but also the relative fault of the Company on the one hand and of the DSP Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the DSP Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the DSP Entities for the Directed Shares, bear to the aggregate price to public of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the DSP Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the DSP Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d) The Company and the DSP Entities agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the DSP Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(c). The amount paid or payable by the DSP Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the DSP Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Representative Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Representative Entity has otherwise been required to pay. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

The indemnity and contribution provisions contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Representative Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

10. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the NYSE, the American Stock Exchange or the Nasdaq Global Market, (ii) trading of any securities of the Company shall have been suspended on any exchange, (iii) a material disruption in securities settlement, payment or clearance services in the United States, the Cayman Islands or the PRC shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by U.S. federal, New York State, Cayman Islands or PRC authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase ADSs that it has or they have agreed to purchase hereunder on such date, and the aggregate number of ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the ADSs to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm ADSs set forth opposite their respective names in Schedule II bears to the aggregate number of Firm ADSs set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of ADSs that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of ADSs without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm ADSs and the aggregate number of Firm ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Firm ADSs to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Shareholders for the purchase of such Firm ADSs are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either the Representatives or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional ADSs and the aggregate number of Additional ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Additional ADSs to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional ADSs to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional ADSs that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

[If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all of their costs and expenses (including the fees and disbursements of their counsel) reasonably incurred as of such termination by such Underwriters in connection with this Agreement or the offering contemplated hereunder.]

12. Submission to Jurisdiction; Appointment of Agent for Service. (a) Each of the Company and the Selling Shareholders irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City of New York, New York, U.S.A. over any suit, action or proceeding arising out of or relating to this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADR Registration Statement or the offering of the ADSs. Each of the Company and the Selling Shareholders irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company or any of the Selling Shareholders has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

(b) Each of the Company and the Selling Shareholders hereby irrevocably appoints CT Corporation System, with offices at 111 Eighth Avenue, New York, NY 10011-5213, as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. Each of the Company and the Selling Shareholders waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. Each of the Company and the Selling Shareholders represents and warrants that such agent has agreed to act as its agent for service of process, and each of the Company and the Selling Shareholders agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

13. Foreign Taxes. All payments made by the Company and the Selling Shareholders under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Cayman Islands or any political subdivision or any taxing authority thereof or therein unless the Company or any Selling Shareholder is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company or such Selling Shareholder, as the case may be, will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof, except to the extent such taxes, duties, assessments or other governmental charges are imposed or levied by reason of such Underwriter’s or controlling person’s being connected with the Cayman Islands other than by reason of its being an Underwriter or a person controlling any Underwriter under this Agreement.

14. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the ADSs, represents the entire agreement between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the ADSs.

(b) The Company acknowledges that in connection with the offering of the ADSs: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the ADSs.

15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, United States of America.

17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

18. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representatives to UBS AG at 52/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong to the attention of Legal Department, to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, to the attention of Equity Syndicate Desk; and to Morgan Stanley & Co. International plc, 25 Cabot Square, Canary Wharf, London, E14 4QA, England to the attention of Head of Capital Markets, with a copy to the Legal Department; if to the Company or the Selling Shareholders shall be delivered, mailed or sent to iSoftStone Holdings Limited, International Software Plaza, Building 9 Zhongguancun Software Park, No. 8 West Dongbeiwang Road, Haidian District, Beijing 100193 People’s Republic of China, to the attention of the Chief Financial Officer.

[signature pages follow]

Very truly yours,

iSoftStone Holdings Limited

By
Title:

Attorney-in-Fact of the Selling Shareholders

By
As Attorney-in-Fact acting on behalf of the Selling Shareholders named in Schedule I hereto

[Underwriting Agreement Signature Page]

CONFIRMED AND ACCEPTED,
as of the date first above written:

UBS AG

By
Authorized Signatory

By
Authorized Signatory

J.P. MORGAN SECURITIES LLC

By
Authorized Signatory

MORGAN STANLEY & CO. INTERNATIONAL PLC

By
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule II hereto.

[Underwriting Agreement Signature Page]

Schedule I

THE COMPANY AND SELLING SHAREHOLDERS

	Number of Firm ADSs	Number of Additional ADSs
iSoftStone Holdings Limited	7,322,223	1,625,000
AsiaVest Opportunities Fund IV	2,400,000	0
Infotech Ventures Cayman Company Limited	1,111,111	0
Total	10,833,334	1,625,000

I-1

Schedule II

SCHEDULE OF UNDERWRITERS

Number of Firm ADSs
UBS AG	[—]
J.P. Morgan Securities LLC.	[—]
Morgan Stanley & Co. International PLC.	[—]
Needham & Company, LLC.	[—]

Total	10,833,334

II-1

Schedule III

TIME OF SALE PROSPECTUS

1.	Preliminary Prospectus dated November 30, 2010

III-1

Schedule IV

SUBSIDIARIES AND VARIABLE INTEREST ENTITIES

Subsidiaries:

iSoftStone Korea Inc.

iSoftStone Inc.

Ascend Technologies, Inc.

iSoftStone Hong Kong Limited

iSoftStone Japan Limited

iSoftStone Information Technology (Group) Co., Ltd.

Beijing iSoftStone Technologies Ltd.

Beijing iSoftStone Data Technology Service Co., Ltd.

iSoftStone Information Technology Group (Dalian) Co., Ltd.

iSoftStone Information Technology Co., Ltd.

Nanjing iSoftStone Information Technology Co., Ltd.

iSoftStone Information System Service Co., Ltd.

Guangzhou iSoftStone Information Technology Co., Ltd.

Beijing iSoftStone Jiewen Information Technology Co., Ltd.

Tianjin Saisi Information Technology Co., Ltd.

Beijing Guodian Ruantong Technology Co., Ltd.

Hangzhou iSoftStone Information Service Co., Ltd.

Shanghai Kangshi Information Systems Co., Ltd.

Variable Interest Entity:

Beijing iSoftStone Technologies Ltd.

IV-1

Exhibit A

FORM OF LOCK-UP AGREEMENT

                 , 2010

J.P. MORGAN SECURITIES LLC

383 Madison Avenue

New York, NY 10179

MORGAN STANLEY & CO. INTERNATIONAL PLC

25 Cabot Square, Canary Wharf

London, E14 4QA, England

UBS AG

52/F, Two International Finance Centre

8 Finance Street

Central, Hong Kong

As Representatives of

the several Underwriters listed in

Schedule 2 to the Underwriting

Agreement referred to below

Re:	iSoftStone Holdings Limited — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with iSoftStone Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”), and the Selling Shareholders listed on Schedule 1 to the Underwriting Agreement, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 2 to the Underwriting Agreement (the “Underwriters”) of American Depositary Shares (“ADSs”), representing ordinary shares of the Company, par value $0.0001 per share (the “Ordinary Shares”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

To induce the Underwriters to agree to purchase and make the Public Offering of the ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not, during the period commencing the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any ADSs or Ordinary Shares, or any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares (including without limitation, ADSs and Ordinary Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of ADSs or Ordinary Shares (whether any such transaction described in clause (1) or (2) above is to be settled by delivery of ADSs, Ordinary Shares or such other securities, in cash or otherwise) or (3) make any demand for or exercise any right with respect to the registration of any ADSs or Ordinary Shares or any security convertible into or exercisable or exchangeable for ADSs or Ordinary Shares without the prior written consent of the Representatives on behalf of the Underwriters or (4) publicly announce an intention to effect any transaction specified in clause (1) or (2) or (3) above. The foregoing sentence shall not apply to (a) the Ordinary Shares as represented by the ADSs to be sold by the undersigned pursuant to the Underwriting Agreement, (b) transactions relating to Ordinary Shares, ADSs or other securities acquired in open market transactions after the completion of the Public Offering or in the Company’s directed share program, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares, ADSs or other securities acquired in such open market transactions or directed share program, (c) the exercise of any of the undersigned’s rights to acquire Ordinary Shares, ADSs or other securities of the Company issued pursuant to any share option or similar equity incentive or compensation plan of the Company for the issuance of share options or equity grants (collectively, “Equity Incentive Grants”), provided that, in each case, such plan is in effect as of the date of and disclosed in the Prospectus (it being understood that, subject to clauses (d) and (e) below, any subsequent transfer or disposition of any securities of the Company issued upon exercise of such Equity Incentive Grants shall be subject to the restrictions set forth in this Letter Agreement), (d) transfers of Ordinary Shares, ADSs or any security convertible into or exercisable or exchangeable for Ordinary Shares or ADSs (i) to an immediate family member or a trust formed for the benefit of the undersigned or his or her immediate family member, (ii) as a bona fide gift or (iii) through will or intestacy, (e) transfers or distributions of Ordinary Shares, ADSs or any security or exercisable or exchangeable for Ordinary Shares or ADSs to limited or general partners in the undersigned or affiliates of the undersigned, provided that in the case of any transfer or distribution pursuant to clauses (d) or (e), (x) each transferee, donee or distributee shall sign and deliver a lock-up letter substantially in the form of this Letter Agreement and (y) no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Ordinary Shares or ADSs shall be required or shall be voluntarily made during the 180-day restricted period, or (f) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Ordinary Shares or ADSs, provided that such plan does not provide for the transfer of Ordinary Shares or ADSs during the restricted period. For purposes of the preceding sentence, “immediate family” means the spouse, domestic partner, lineal descendants, father, mother, brother or sister of the transferor. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to the registration of any ADSs or Ordinary Shares or any security convertible into or exercisable or exchangeable for ADSs or Ordinary Shares.

Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable.

The undersigned shall not engage in any transaction that may be restricted by this Letter Agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or the Representatives that the restrictions imposed by this Letter Agreement have expired.

The undersigned consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any Ordinary Shares or ADSs held by such Selling Shareholder except in compliance with the foregoing restrictions.

The undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Public Offering or with any issuance or sale by the Company of any equity or other securities before the Public Offering, except for any such rights as have been heretofore duly exercised. In addition, the undersigned hereby waives any rights the undersigned may have to require registration of any ADSs or Ordinary Shares or any security convertible into or exercisable or exchangeable for ADSs or Ordinary Shares in connection with the filing of a registration statement relating to the Public Offering.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of ADSs or Ordinary Shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

Notwithstanding anything to the contrary contained herein, if the Underwriting Agreement does not become effective prior to December 31, 2011, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the ADSs to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriters and the Company are considering entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME]

By:
Name:
Title:

Exhibit B

FORM OF DEPOSITARY LETTER

            , 2010

JPMorgan Chase Bank, N.A.

One Chase Manhattan Plaza, 58th Floor

New York, New York 10005

Attention: ADR Administration

Fax: (212) 552-6650

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of             , 2010 (the “Deposit Agreement”), among iSoftStone Holdings Limited and its successors (the “Company”), JPMorgan Chase Bank, N.A., as depositary (the “Depositary”), and all holders from time to time of ADRs issued thereunder evidencing American Depositary Shares (“ADSs”) representing deposited Shares. Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Deposit Agreement.

Notwithstanding anything to the contrary in the Deposit Agreement, the Company hereby instructs the Depositary, for a period beginning from , 2010, which is the date of the prospectus in relation to the public offering of the ADSs, and continuing to and including the date 180 days thereafter (the “Lock-Up Period”), not to issue any new ADRs evidencing ADSs to, and to instruct the Custodian not to accept any deposit of any Shares in the Company’s ADR facility by, any shareholder whose name appears on the Company’s register of members as of the date hereof and attached hereto as Exhibit A, or any holder of outstanding options under the Company’s share incentive plans listed in Exhibit B hereto, except as otherwise instructed or permitted by the Company. For avoidance of doubt, this Letter Agreement shall not affect the right of ADR holders to cancel their ADRs, withdraw the underlying Shares or Deposited Securities and/or re-deposit Shares pursuant to General Instructions of Form F-6 or otherwise.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, the Company may instruct the Depositary by prior written notice to extend the restrictions imposed by this Letter Agreement (unless otherwise instructed or permitted by the Company) until no later than the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable. In the event that the restrictions contained herein are to be extended pursuant to the foregoing, the Company shall be required to instruct the Depositary to extend the restrictions imposed by this Letter Agreement prior to such event and to notify the Depositary in writing of the date such extended restrictions are to end in accordance herewith. For the avoidance of doubt, the Depositary shall not be regarded as having notice of an extension of the Lock-Up Period unless it receives written notice of such extension from the Company as provided herein.

B-1

The Company hereby agrees to indemnify, defend and save harmless each of the Depositary and its agents for any loss, liability or expense (including reasonable fees and expenses of counsel) which may arise out of the directions by the Company contained in this Letter Agreement pursuant to, and in accordance with, Section 16 of the Deposit Agreement. This agreement shall terminate upon the earlier to occur of (i) the expiration of the Lock-Up Period and any extension or extensions thereof as permitted hereunder, or (ii) the notification by the Company to the Depositary of the termination hereof. This agreement shall not be amended without the prior written consent of the Depositary and the Company.

Very truly yours,

iSoftStone Holdings Limited

By:
Name:	Tianwen Liu
Title:	Chief Executive Officer

Acknowledged and agreed:

JPMorgan Chase Bank, N.A., as Depositary

By:
Name:
Title:

B-2